UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 20, 2013

Acorda Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50513	13-3831168
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

	420 Saw Mill River Road, Ardsley, NY	10502
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 347-4300

Not Applicable
Former name or former address, if changed since last report

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On May 20, 2013, Acorda Therapeutics, Inc. issued a press release announcing that the United States Patent and Trademark Office (USPTO) has issued U.S. Patent Application No. 8,440,703 (“the ‘703 patent”) entitled “Methods of Using Sustained Release Aminopyridine Compositions.” The ‘703 patent includes claims directed to methods of improving lower extremity function and walking and increasing walking speed  in patients with multiple sclerosis (MS) by administering less than 15 mg of sustained release 4-aminopyridine (dalfampridine) twice daily. The ‘703 patent is set to expire in 2025. This patent is eligible for listing in the U.S. Food and Drug Administration (FDA) Orange Book. The ‘703 patent is separate from the two AMPYRA method of use patents issued by the USPTO in 2011 and 2013 that are set to expire in 2027 and 2026, respectively.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated by reference into this Item.

Item 9.01                      Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated May 20, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acorda Therapeutics, Inc.

May 20, 2013	By:	/s/David Lawrence
Name: David Lawrence
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 20, 2013